UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 2, 2025

Date of Report (Date of earliest event reported)

CSLM DIGITAL ASSET ACQUISITION CORP III, LTD

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	N/A
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

2400 E. Commercial Boulevard, Suite 900 Ft. Lauderdale, FL	33308
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 315-9381

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, par value $0.0001 per share, and one-half of one redeemable warrant	KOYNU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	KOYN	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	KOYNW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note:

On December 2, 2025, CSLM Digital Asset Acquisition Corp III, Ltd, a special purpose acquisition company (the “Company”), and First Digital Group Ltd., a leading stablecoin and digital asset infrastructure provider (“First Digital”), issued a joint press release announcing that they have entered into a non-binding letter of intent for a potential business combination. The original English press release was furnished as Exhibit 99.1 to the Current Report on Form 8-K filed on that date (the “Original Form 8-K”). This Amendment adds translated versions of that press release as Exhibits 99.3 through 99.7. This Amendment to the Original Form 8-K, is being filed solely to include additional exhibits consisting of translations of the press release originally furnished as Exhibit 99.1. The original English press release furnished as Exhibit 99.1 and a First Digital overview presentation attached as Exhibit 99.2 are hereby incorporated by reference herein.

Except as stated herein, this Amendment does not reflect events occurring after the filing of the Original Form 8-K, and no attempt has been made to this Amendment to modify or update other disclosures as presented in the Original Form 8-K. Accordingly, this Amendment should be read in conjunction with the Original Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

The information in this Item 9.01, including Exhibit 99.1 through Exhibit 99.7, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filings.

(d)	Exhibits

Exhibit No.	Description
99.1*	Press release (English), dated December 2, 2025.
99.2*	Investor Presentation
99.3	Press Release (Chinese - Simplified), dated December 2, 2025
99.4	Press Release (Chinese - Traditional), dated December 2, 2025
99.5	Press Release (Japanese), dated December 2, 2025
99.6	Press Release (Korean), dated December 2, 2025
99.7	Press Release (Malay), dated December 2, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Previously Filed

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated December 4, 2025

CSLM DIGITAL ASSET ACQUISITION CORP III, LTD

By:	/s/ Vikas Mittal
Name:	Vikas Mittal
Title:	Chief Financial Officer

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